DELAWARE GROUP® FOUNDATION FUNDS

Delaware Strategic Allocation Fund (the “Fund”)

Supplement to the Fund’s Summary Prospectus, Statutory Prospectus and
Statement of Additional Information each dated July 20, 2020

On November 18, 2020, the Board of Trustees of Delaware Group Foundation Funds approved the replacement of the Fund’s current sub-advisor responsible for managing the US large-cap growth sleeve of the Fund. Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund’s sub-advisor may allocate assets across the remaining investment teams on the Fund. These portfolio management changes will be effective on or about November 30, 2020 (the “Effective Date”).

Upon the Effective Date, all references related to the current sub-advisor responsible for managing the US large-cap growth sleeve of the Fund are removed from the Fund’s summary prospectus, statutory prospectus, and statement of additional information, as applicable.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 20, 2020.